Pear Tree Funds

Summary Prospectus August 1, 2012

Pear Tree PanAgora Dynamic Emerging Markets Fund	Ordinary Shares: QFFOX Institutional Shares: QEMAX

Before you invest, you may want to review the Fund’s prospectus, which contains more informa- tion about the Fund and its risks. You can ﬁnd the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2012 are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Emerging Markets Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of
Emerging Markets Fund.

Management Fees	Ordinary Shares 1.00%	Institutional Shares 1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.52%
Acquired Fund Fees and Expenses*	<0.01%	<0.01%
Total Annual Fund Operating Expenses	1.76%	1.52%
Management Fees	Ordinary Shares 1.00%	Institutional Shares 1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.52%
Acquired Fund Fees and Expenses*	<0.01%	<0.01%
Total Annual Fund Operating Expenses	1.76%	1.52%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

* Fees and expenses incurred indirectly by Emerging Markets Fund as a result of investment in shares of other investment funds.

Example

This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent re- turn each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these as- sumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$179	$555	$956	$2,076
Institutional Class	$155	$481	$830	$1,816
Portfolio Turnover
Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable ac-
count. These costs, which are not reﬂected in annual fund operating expenses or in the ex-
ample, affect Emerging Markets Fund’s performance. During the most recent ﬁscal year,
Emerging Markets Fund’s portfolio turnover rate was 56 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks, including depositor y receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classiﬁcation assigned by MSCI from a country included in the MSCI Emerging Markets Index.

Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Emerging Markets Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region. Emerging Markets Fund may invest in companies of any capitalization.

To manage Emerging Markets Fund’s assets, its sub-adviser employs its proprietary alpha modeling technology, that is, a model that seeks to make more money than a passive strategy of investing in the market generally. The models approach combines ﬁrm-speciﬁc, sector- speciﬁc and region-speciﬁc information in a quantitative framework to derive custom-tailored alpha models for a broad universe of global securities. For Emerging Markets Fund, the sub-adviser has tailored the model for a portfolio focused on emerging markets securities.

In addition to emerging markets securities, Emerging Markets Fund also may invest in for ward foreign currency exchange contracts as well as other types of derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other ﬁnancial instruments. Emerging Markets Fund also may lend its securities. Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds. Emerging Markets Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Emerging Markets Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Speciﬁc Holdings. The share price of Emerging Markets Fund may fall be- cause of weakness in the stock markets, generally, weaknesses with respect to a particular indus- tr y in which Emerging Markets Fund has signiﬁcant holdings, or weaknesses associated with one or more speciﬁc companies in which Emerging Markets Fund may have substantial investments.

Foreign Investing. Emerging Market Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are especially acute for emerging markets securities.

Emerging Markets Risk. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efﬁcient trading markets than those of developed countries.

Liquidity Risk. Emerging Markets Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or po- tential appreciation of Emerging Markets Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, how- ever, may not be able to attain the high growth rates of successful smaller companies, espe- cially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization com- panies typically present greater risks than investments in larger companies and, as a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Non-Diversiﬁcation. Emerging Markets Fund is “non-diversiﬁed”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a signiﬁcant negative effect on Emerging Markets Fund.

Sector. Emerging Markets Fund may have signiﬁcant investments in one or more speciﬁc industry sectors, subjecting it to risks greater than general market risk.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Emerging Markets Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Emerging Markets Fund will lose money due to the failure of a borrower to return a bor- rowed security in a timely manner.

Derivatives. Emerging Markets Fund’s investments in currency futures and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Emerging Markets Fund by showing changes in Emerging Markets Fund’s performance over time. The tables also compare Emerging Markets Fund’s performance to a broad measure of market performance that reﬂects the type of securities in which Emerging Markets Fund invests. Past performance does not necessarily indicate how Emerging Markets Fund will perform (before and after taxes) in the future. Updated performance information is available at
www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
-3.33%	80.75%	26.74%	29.56%	31.50%	45.44%	-59.20%	70.37%	19.76%	-18.00%

Calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of
6/30/2012 is 5.75%

Best Quarter:	Q4 2003	32.05%
Worst Quarter:	Q4 2008	–32.62%

Average Annual Total Returns for the periods ended December 31, 2011

Ordinary Shares Before Taxes	1 Year (18.00)%	5 Years (0.15)%	10 Years 14.12%
Ordinary Shares After Taxes on Distributions	(17.96)%	(0.38)%	13.76%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	(10.98)%	(0.03)%	12.79%
Institutional Shares Before Taxes	(17.83)%	0.11%	14.51%
MSCI EM Index	(18.17)%	2.71%	14.20%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reﬂect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retire- ment account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Emerging Markets Fund is managed by Pear Tree Advisors, Inc. Emerging Markets Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”). The following employees of PanAgora serve as the portfolio managers of Emerging Markets Fund:
Investment Team	Position at PanAgora	Manager of the Fund Since
Joel G. Feinberg	Director, Equity Investments	2008
Sanjoy Ghosh, Ph.D.	Director, Equity Investments	2008
Dmitri Kantsyrev, Ph.D., CFA	Director, Equity Investments	2008
Buying and Selling Fund Shares

You may buy or sell shares of Emerging Markets Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or ﬁnancial intermediary. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum                                                    Contact Information

Ordinary Class: $2,500 or
Ordinary Class Retirement Accounts: $1,000

Institutional Class: $1,000,000

Ongoing Investment Minimum
Both Classes: 50 shares

Tax Information

Mail: Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, MA 01773
Telephone: 1-800-326-2151
Website: www.peartreefunds.com

Emerging Markets Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Emerging Markets Fund through a broker-dealer or other ﬁnancial intermediary (such as a bank), Emerging Markets Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by inﬂuencing the broker-dealer or other intermediary and your salesperson to recommend Emerging Markets Fund over another investment. Ask your salesperson or visit your ﬁnancial intermediary’s Web site for more information.